Exhibit 13

POWER OF ATTORNEY

Know all men by these presents:

That I, Christine C. Marcks, Director and President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, ERNEST CEBERIO and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2014.

/s/ Christine C. Marcks
Name: Christine C. Marcks Title: Director and President

POWER OF ATTORNEY

Know all men by these presents:

That I, Michael J. Brandt, Director SVP and Chief Financial Officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, ERNEST CEBERIO and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March, 2014.

/s/ Michael J. Brandt
Name: Michael J. Brandt Title: Director, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

Know all men by these presents:

That I, JOHN J. KALAMARIDES, Director and Senior Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, ERNEST CEBERIO and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 2014.

/s/ John J. Kalamarides
Name: John J. Kalamarides Title: Director and Senior Vice President

POWER OF ATTORNEY

Know all men by these presents:

That I, James M. O’Connor, Director and Senior Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, ERNEST CEBERIO and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2014.

/s/ James M. O’Connor
Name: James M. O’Connor Title: Director and Senior Vice President

POWER OF ATTORNEY

Know all men by these presents:

That I, Timothy L. Schmidt, Director, Senior Vice President and Domestic Chief Investment Officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, ERNEST CEBERIO and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2014.

/s/ Timothy L. Schmidt
Name: Timothy L. Schmidt Title: Director, Senior Vice President and Domestic Chief Investment Officer

POWER OF ATTORNEY

Know all men by these presents:

That I, Mark E. Sieb, Director, Assistant Treasurer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, ERNEST CEBERIO and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2014.

/s/ Mark E. Sieb
Name: Mark E. Sieb Title: Director and Assistant Treasurer

POWER OF ATTORNEY

Know all men by these presents:

That I, George P. Waldeck, Director and Senior Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, ERNEST CEBERIO and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 2014.

/s/ George P. Waldeck
Name: George P. Waldeck Title: Director and Senior Vice President

POWER OF ATTORNEY

Know all men by these presents:

That I, Brent Walder, Director, Vice President and Chief Actuary of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, ERNEST CEBERIO and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 2014.

/s/ Brent Walder
Name: Brent Walder Title: Director, Vice President & Chief Actuary

POWER OF ATTORNEY

Know all men by these presents:

That I, Robert McLaughlin, Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, ERNEST CEBERIO and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of March, 2014.

/s/ Robert McLaughlin
Name: Robert McLaughlin Title: Vice President and Controller